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                                                                   Exhibit 10.13

BOND TO SECURE PREMIUM AND DEDUCTIBLE OBLIGATIONS

Bond Number: 19 S 103144565 BCM

KNOW ALL MEN BY THESE PRESENTS:

That Labor Ready, Inc., as principal ("Principal") and Travelers Casualty and Surety Company of America as surety ("Surety"), are held and firmly bound unto Reliance National Indemnity Company, Reliance National Insurance Company, Reliance Insurance Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, and Reliance National Insurance Company of California, and each of its affiliates and subsidiaries, as obligee (herein collectively and individually referred to as "Obligee") for the payment of the Obligations (hereafter defined), up to the maximum penal sum of Twelve Million Five Hundred Thousand and no/100 dollars ($12,500,000.00) lawful money of the United States to payment of which sum, Principal and Surety hereby bind themselves, their successors and assigns, jointly and severally, firmly by these presents.

WHEREAS, Obligee has issued certain insurance policies on behalf of the Principal and has entered into certain other agreements with the Principal which are described on Exhibit A hereto and as may be amended and/or renewed from time to time (herein collectively referred to as the "Agreement(s)"), and:

WHEREAS, the Obligee requires security for all of the Principal's Obligations to Obligee under each of the Agreements. For purposes of this Bond, "Obligation(s)" is defined herein the same way as it is in the Agreements.

NOW, THEREFORE, if and when the Obligations shall be fully and finally paid and satisfied this Bond shall be null and void; otherwise this Bond shall remain in full force and effect and Principal and Surety in any event agree as follows:

     1) Within ten (10) business days of Surety's receipt of a demand for payment under this Bond ("Demand"), Surety shall pay to the Obligee the amount of such Demand. The Obligee's Demand to the Surety of the amount due, either as security or for payment or for reimbursement pursuant to the Agreement(s), shall be absolute proof of the existence and extent of the liability of the Principal and the Surety to the Obligee hereunder. The Obligee may present one or more Demands at any time in its sole discretion, provided however, Surety shall not be obligated to pay an aggregate amount in excess of the penal sum of the bond.

     2) In the event that Obligee shall demand the entire penal sum of the Bond under a Demand (less any previous amounts paid to Obligee under the Bond), Obligee shall hold all funds ("Bond Collateral") received as security for the Obligations and shall apply such funds to the Obligations from time to time in its sole discretion. At such time as Obligee determines in its sole discretion that all of the Obligations are fully and finally paid and such payment is not subject to avoidance or other turnover, Obligee shall return to the Surety the unapplied portion of the Bond Collateral. The Surety, whether in its capacity as surety or subrogee of the Principal, waives, to the fullest extent permitted by applicable law each and every right which it may have to contest Obligee's computation of the Obligations or the application of the Bond Collateral by the Obligee to the Obligations, and waives, to the fullest extent permitted by applicable law, each and every right which it may have to seek reimbursement, restitution or recovery of any Bond Collateral. Obligee shall rot be required to (i) segregate Bond Collateral from its general funds, (ii) hold or invest Bond Collateral in an interest-bearing or income-producing investment or (iii) account to Surety for interest or income in the event the same would be otherwise attributable to Bond Collateral. The Principal shall not at any time have any rights or property interests in this Bond, the Bond Collateral or other proceeds of this Bond.

     3) Failure to pay or reimburse the Obligee as herein provided shall cause the Surety to be additionally liable for any and all reasonable costs and expenses, including attorney's fees and interest, incurred by the Obligee in enforcing this bond, such liability to be in addition to the bond penalty.

     4) Surety's obligations hereunder shall not be affected by (i) any failure by Obligee to assert any claim or demand or to enforce any right or remedy against Principal or its property, or any other party liable with respect to the Obligations, (ii) any failure to perfect an interest in, or any release, impairment or other diminution of, any collateral (including, but not limited to, rights of recoupment or setoff) held by Obligee which secures any of the Obligations, (iii) any matter or proceeding arising in connection with any modification, limitation, discharge, assumption, or reinstatement with respect to any Agreements or Obligations, (iv) any modification of or amendment to any Agreements or Obligations without Surety's consent or prior notification provided that, the penal sum of the Bond may not be increased without the consent of Surety; however, failure to give such consent will not prevent Obligee from drawing up to the full amount of the Bond (less any previous amounts paid to Obligee under the Bond) either as security or for payment or for reimbursement under the Agreements, or (v) any other circumstances which might otherwise constitute a legal or equitable discharge or defense for Surety.

     5) This Bond shall become effective JANUARY 1, 1999 and shall remain in full force and effect thereafter for a period of one year and will automatically extend for additional one year periods from the expiry date hereof, or any future expiration date, unless the Surety provides to the Obligee not less than ninety (90) days advance written notice of its intent not to renew this Bond or unless this Bond is earlier canceled pursuant to the following. This Bond may be canceled at any time upon ninety (90) days advance written notice from Surety to



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     Obligee. It is understood and agreed that the Obligee may recover the full amount of the Bond (less any previous amounts paid to Obligee under the Bond) if the Surety cancels or nonrenews the Bond and, within thirty (30) days prior to the effective date of cancellation or nonrenewal, the Obligee has not received collateral acceptable to it to replace the Bond.

     6) Any notice, Demand, certification or request for payment, given or made under this Bond shall be made in writing and shall be given by a personal delivery or expedited delivery service, postage pre-paid, addressed to the parties at the addresses specified below or to such other address as shall have been specified by such parties to each of the parties to the transactions contemplated hereby.

If to the Surety:  TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
                   ONE TOWER SQUARE, 3PB
                   HARTFORD, CT 06183-9062
                   ATTENTION: BOND CLAIM

If to Obligee:
                   RELIANCE NATIONAL INDEMNITY COMPANY
                   77 WATER STREET
                   NEW YORK, NEW YORK 10005
                   ATTENTION: JOHN LAZAR, CORPORATE SECRETARY -- RISK MGT.

If to the Principal:
                   LABOR READY, INC.
                   1016 SOUTH 28TH STREET
                   TACOMA, WASHINGTON 98402
                   ATTENTION. GLEN A. WELSTAD, CHAIRMAN

Notice given under this Bond shall be effective only when received.

In WITNESS THEREOF, the said Principal and Surety have signed and sealed this instrument on this 16th day of February, 1999.

LABOR READY, INC.



By: /s/ Joseph P. Sambataro, Jr.
   ----------------------------------
    Principal


TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA


By: /s/ Lora L. Cotrell
   ----------------------------------
    Lora L Cotrell, Attorney-in-Fact


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                TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
                      TRAVELERS CASUALTY AND SURETY COMPANY
                           FARMINGTON CASUALTY COMPANY
                        HARTFORD, CONNECTICUT 06183-9062
                TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS
                         NAPERVILLE, ILLINOIS 60563-8458

      POWER OF ATTORNEY AND CERTIFICATE OF AUTHORITY OF ATTORNEY(S)-IN-FACT

KNOW ALL. PERSONS BY THESE PRESENTS, THAT TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY and FARMINGTON CASUALTY COMPANY, corporations duly organized under the laws of the State of Connecticut, and having their principal offices in the City of Hartford, County of Hartford. State of Connecticut, and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS a corporation duly organized under the laws of the State of Illinois, and having its principal office in the City of Naperville, County of DuPage, State of Illinois, (hereinafter the "Companies") hath made, constituted and appointed. and do by these presents make, constitute and appoint RICHARD C. SCHULTZ, LORA
L. COTTRELL, P. J. MCKINNIS, NORA O. GARZA, MARY BESCHER, LISA D. KADEL, MARY ATHANITES, BRIAN SANDY, KIP R. MCBEAN, MARY E. DAVIS, NEIL L. RANDERSON, JOAN M. KELLEY, KRISTEN C. FOX or GEORGE J. BOWDOURIS * *

of Englewood, CO, their true and lawful Attorney(s)-in-Fact, with full power and authority hereby conferred to sign, execute and acknowledge at any place within the United States, or, if the following line be filled in, within the area there designated the following instrument(s): by his/her sole signature and act any and all bonds, recognizances, contracts of indemnity, and other writings obligatory in the nature of a bond, recognizance, or conditional undertaking and any and all consents incident thereto

AND TO BIND THE COMPANIES, THEREBY AS FULLY AND TO THE SAME EXTENT AS IF THE SAME WERE SIGNED BY THE DULY AUTHORIZED OFFICERS OF THE COMPANIES, AND ALL THE ACTS OF SAID ATTORNEY(S)-IN-FACT, PURSUANT TO THE AUTHORITY HEREIN GIVEN, ARE HEREBY RATIFIED AND CONFIRMED.

This appointment is made under and by authority of the following Standing Resolutions of said Companies, which Resolutions are now in full force and effect:

VOTED: That the Chairman, the President, any Vice Chairman, any Executive Vice President, any Second Vice President, any Vice President, any Second Vice President the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary may appoint Attorneys-in-Fact and Agents to act for and on behalf of the company and may give such appointee such authority as his or her certificate of authority may prescribe to sign with the Company's name and seal with the Company's seal bonds, recognizances, contracts of indemnity, and other writings obligatory in the nature of a bond, recognizance, or conditional undertaking and any of said officers or the Bond of Directors at any time may remove any such appointee and revoke the power given him or her.

VOTED. That the Chairman, the President, any Vice Chairman, any Executive Vice President, any Senior Vice President or any Vice President may delegate all or any part of the foregoing authority to one or more officers or employees of this Company, provided that each such delegation is in writing and a copy thereof is filed in the office of the Secretary.

VOTED: That any bond, recognizance, contract of indemnity, or writing obligatory in the nature of a bond, recognizance, or conditional undertaking shall be valid and binding upon the Company when (a) signed by the President, any Vice Chairman, any Executive Vice President, any Senior Vice President or any Vice President, any Second Vice President, the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary and duly attested and sealed with the Company's seal by a Secretary or Assistant Secretary, or (b) duly executed (under seal, if required) by one or more Attorneys-in-Fact and Agents pursuant to the power prescribed in his or her certificate or their certificates of authority or by one or more Company officers pursuant to a written delegation of authority.

This Power of Attorney and Certificate of Authority is signed and sealed by facsimile under and by authority of the following Standing Resolution voted by the Boards of Directors OF TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY FARMINGTON CASUALTY COMPANY and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, which Resolution is now in full force and effect:

VOTED: That the signature of each of the following officers: President. any Executive Vice President, any Senior Vice President, any Vice President, any Assistant Vice President, any Secretary, any Assistant Secretary, and the seal of the Company may be affixed by facsimile to any power of attorney or to any certificate relating thereto appointing Resident Vice Presidents, Resident Assistant Secretaries or Attorneys-in-Fact for purposes only of executing and attesting bonds and undertakings and other writings obligatory in the nature thereof and any such power of attorney or certificate bearing such facsimile signatures or facsimile seal shall be valid and binding upon


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the Company and any such power so executed and certified by such facsimile signature and facsimile seal shall be valid and binding upon the Company in the future with respect to any bond or undertaking to which it Is attached.

IN WITNESS WHEREOF TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY, FARMINGTON CASUALTY COMPANY and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS have caused this instrument to be signed by their Senior Vice President and their corporate seals to be hereto affixed this 14th day of October, 1998.

STATE OF CONNECTICUT           TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
                                      TRAVELERS CASUALTY AND SURETY COMPANY
          )SS. Hartford                   FARMINGTON CASUALTY COMPANY
COUNTY OF HARTFORD            TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS




                                                   By: /s/ George W. Thompson
                                                      --------------------------
                                                       GEORGE W. THOMPSON
                                                       SENIOR VICE PRESIDENT

On this 14th day of October, 1998 before me personally came GEORGE W. THOMPSON to me known, who, being by me duly sworn, did depose and say: that he/she is Senior Vice President of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY, FARMINGTON CASUALTY COMPANY and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, the corporations described in and which executed the above instrument; that he/she knows the seals of said corporations; that the seals affixed to the said instrument are such corporate seals; and that he/she executed the said instrument on behalf' of the corporations by authority of his/her office under the Standing Resolutions thereof.



                                                   /s/ Marie C. Tetreault
                                                   -----------------------------
                                                   My commission expires
                                                   June 30, 2001  Notary Public
                                                   Marie C. Tetreault


CERTIFCATE

I, the undersigned, Assistant Secretary of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, TRAVELERS CASUALTY AND SURETY COMPANY and FARMINGTON CASUALTY COMPANY, stock corporations of the State of Connecticut, and TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS, stock corporation of the State of Illinois, DO HEREBY CERTIFY that the foregoing and attached Power of Attorney and Certificate of Authority remains in full force and has not been revoked; and furthermore, that the Standing Resolutions of the Boards of Directors, as set forth in the Certificate of Authority, are now in force.

Signed and Sealed at the Home Office of the Company, in the City of Hartford, State of Connecticut. Dated this 16th day of February, 1999.

                                                   By: /s/ Brian Hoffman
                                                      --------------------------
                                                       BRIAN HOFFMAN
                                                       ASSISTANT SECRETARY, BOND


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                   EXHIBIT A TO BOND NUMBER 19 S 103144565 BCM

"Agreement(s)" shall be defined as those Agreements listed below, including any modifications that may be made from time to time, and the insurance policies described therein:

     1. Agreement(s): Insurance Program Agreement between Reliance National Indemnity Company and Labor Ready, Inc. Date: January 1, 1999